UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 12, 2004  (April 12, 2004)

MicroIslet, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation)	0-27035 (Commission File Number)	88-0408274 (I.R.S. Employer Identification No.)

6370 Nancy Ridge Drive, Suite 112, San Diego, California (Address of Principal Executive Offices)	92121 (Zip Code)

(858) 657-0287 (Registrant's telephone number, including area code)

Item 12.     Results of Operations and Financial Condition

On April 12, 2004, MicroIslet, Inc. issued a press release announcing its financial results for its first fiscal quarter ended March 31, 2004.  The information contained in the press release is in incorporated herein by reference and furnished as Exhibit 99.1.

This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MicroIslet, Inc.

Date: April 12, 2004	By:	/s/ William G. Kachioff
William G. Kachioff Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                                                Description

    99.1                                                Press released dated April 12, 2004.